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EXHIBIT 10.3

                                 TRANCHE B NOTE

  $43,125,000                                                    Cleveland, Ohio
                                                          As of January 24, 2000

         FOR VALUE RECEIVED, the undersigned, STERIS CORPORATION, an Ohio corporation ("Borrower"), promises to pay on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of KEYBANK NATIONAL ASSOCIATION ("Bank") at the Main Office of KEYBANK NATIONAL ASSOCIATION, as Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

   FORTY-THREE MILLION ONE HUNDRED TWENTY-FIVE
   THOUSAND AND 00/100................................................   DOLLARS

  or the aggregate unpaid principal amount of all Tranche B Loans made by Bank to Borrower pursuant to Section 2.1B of the Credit Agreement, whichever is less, in lawful money of the United States of America. As used herein,"Credit Agreement" means the Credit Agreement dated as of January 26, 1999, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each Tranche B Loan from time to time outstanding, from the date of such Tranche B Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1B of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.1B; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

         This Note is one of the Tranche B Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

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         Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

         JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                   STERIS CORPORATION

                                   By: /s/ Bill R. Sanford
                                        ----------------------------------------
                                           Bill R. Sanford, Chairman of the
                                           Board, President, and Chief
                                           Executive Officer

                                   and: /s/ Les C. Vinney
                                        ----------------------------------------
                                            Les C. Vinney, Senior Vice President
                                            Finance and Operations, and Chief
                                            Financial Officer


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